John Hancock
U.S. Global Leaders Growth Fund
Quarterly portfolio holdings 1/31/20

Fund’s investments
As of 1-31-20 (unaudited)
	Shares	Value
Common stocks 97.6%		$1,636,644,678
(Cost $994,943,902)
Communication services 7.5%		126,122,943
Interactive media and services 7.5%
Alphabet, Inc., Class C (A)	47,993	68,833,000
Facebook, Inc., Class A (A)	283,740	57,289,943
Consumer discretionary 21.2%		354,731,237
Hotels, restaurants and leisure 4.7%
Yum! Brands, Inc.	735,947	77,841,114
Internet and direct marketing retail 7.7%
Amazon.com, Inc. (A)	41,429	83,219,261
Booking Holdings, Inc. (A)	24,808	45,412,284
Specialty retail 5.0%
The TJX Companies, Inc.	819,186	48,364,741
Ulta Beauty, Inc. (A)	133,140	35,669,537
Textiles, apparel and luxury goods 3.8%
NIKE, Inc., Class B	666,919	64,224,300
Consumer staples 3.9%		66,087,013
Food products 3.9%
Mondelez International, Inc., Class A	1,151,743	66,087,013
Health care 20.2%		339,527,692
Biotechnology 2.2%
Regeneron Pharmaceuticals, Inc. (A)	109,600	37,038,224
Health care equipment and supplies 10.0%
Abbott Laboratories	740,878	64,560,109
Becton, Dickinson and Company	180,863	49,769,880
Danaher Corp.	331,512	53,330,335
Health care providers and services 4.1%
UnitedHealth Group, Inc.	252,417	68,771,012
Life sciences tools and services 1.9%
Illumina, Inc. (A)	108,623	31,508,274
Pharmaceuticals 2.0%
Novo Nordisk A/S, ADR	567,974	34,549,858
Industrials 2.3%		38,389,363
Professional services 2.3%
IHS Markit, Ltd. (A)	486,804	38,389,363
Information technology 34.5%		577,730,689
IT services 13.8%
Automatic Data Processing, Inc.	235,515	40,364,916
FleetCor Technologies, Inc. (A)	163,008	51,385,012
PayPal Holdings, Inc. (A)	615,855	70,139,726
Visa, Inc., Class A	348,044	69,250,315
Semiconductors and semiconductor equipment 2.0%
Xilinx, Inc.	384,344	32,469,381
Software 18.7%
Autodesk, Inc. (A)	358,097	70,491,394
Intuit, Inc.	212,051	59,454,859
Microsoft Corp.	423,006	72,008,311
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Shares	Value
Information technology (continued)
Software (continued)
salesforce.com, Inc. (A)	366,559	$66,827,371
Workday, Inc., Class A (A)	245,569	45,339,404
Materials 5.0%		83,226,323
Chemicals 5.0%
Ecolab, Inc.	262,724	51,522,804
Linde PLC	156,075	31,703,519
Real estate 3.0%		50,829,418
Equity real estate investment trusts 3.0%
Equinix, Inc.	86,191	50,829,418

	Yield (%)	Shares	Value
Short-term investments 2.2%			$36,902,871
(Cost $36,902,871)
Short-term funds 2.2%			36,902,871
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.5121(B)	36,902,871	36,902,871

Total investments (Cost $1,031,846,773) 99.8%	$1,673,547,549
Other assets and liabilities, net 0.2%	3,839,536
Total net assets 100.0%	$1,677,387,085

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 1-31-20.
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	3

Notes to Fund's investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of January 31, 2020, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$45,732,000	$(45,730,313)	$(1,687)	—	$55,350	—	—
For additional information on the fund's significant accounting policies and risks, please refer to the fund's most recent semiannual or annual shareholder report and prospectus.
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